                                                                   EXHIBIT 99(I)





                      MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                   PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Millions, Except Per Share Amounts)                      DEC. 27,
ASSETS                                                                 1996
----------------------------------------------------------           --------

CASH AND CASH EQUIVALENTS  . . . . . . . . . . . . . . . .           $  3,375
                                                                     --------

CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
 OR DEPOSITED WITH CLEARING ORGANIZATIONS  . . . . . . . .              5,628
                                                                     --------

MARKETABLE INVESTMENT SECURITIES . . . . . . . . . . . . .              2,180
                                                                     --------

TRADING ASSETS, AT FAIR VALUE
Corporate debt and preferred stock . . . . . . . . . . . .             24,270
Contractual agreements . . . . . . . . . . . . . . . . . .             13,465
Equities and convertible debentures  . . . . . . . . . . .             13,153
U.S. Government and agencies . . . . . . . . . . . . . . .              9,304
Non- U.S. governments and agencies . . . . . . . . . . . .              7,758
Mortgages, mortgage-backed, and asset-backed . . . . . . .              5,189
Money markets  . . . . . . . . . . . . . . . . . . . . . .              1,209
Municipals . . . . . . . . . . . . . . . . . . . . . . . .              1,176
                                                                     --------
Total  . . . . . . . . . . . . . . . . . . . . . . . . . .             75,524
                                                                     --------

RESALE AGREEMENTS  . . . . . . . . . . . . . . . . . . . .             58,402
                                                                     --------

SECURITIES BORROWED  . . . . . . . . . . . . . . . . . . .             24,692
                                                                     --------

RECEIVABLES
Customers (net of allowance for doubtful accounts of $39)              18,309
Brokers and dealers  . . . . . . . . . . . . . . . . . . .              6,205
Interest and other . . . . . . . . . . . . . . . . . . . .              5,280
                                                                     --------
Total  . . . . . . . . . . . . . . . . . . . . . . . . . .             29,794
                                                                     --------

INVESTMENTS OF INSURANCE SUBSIDIARIES  . . . . . . . . . .              5,107

LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
 LOAN LOSSES OF $117)  . . . . . . . . . . . . . . . . . .              3,334

OTHER INVESTMENTS  . . . . . . . . . . . . . . . . . . . .              1,125

PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
 (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
 OF $2,523)  . . . . . . . . . . . . . . . . . . . . . . .              1,670

OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . .              2,185
                                                                     --------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .           $213,016
                                                                     --------
                                                                     --------

                                                                   Exhibit 99(I)

                      MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                  PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET

(Dollars in Millions, Except Per Share Amounts)
LIABILITIES, PREFERRED SECURITIES ISSUED BY                           DEC. 27,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                                  1996
--------------------------------------------------------             ---------
LIABILITIES

REPURCHASE AGREEMENTS  . . . . . . . . . . . . . . . . .             $ 62,669
                                                                     --------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS . . . .               39,333
                                                                     --------
TRADING LIABILITIES, AT FAIR VALUE
U.S. Government and agencies . . . . . . . . . . . . . .               13,965
Contractual agreements . . . . . . . . . . . . . . . . .               11,221
Equities and convertible debentures  . . . . . . . . . .                8,332
Non-U.S. governments and agencies  . . . . . . . . . . .                7,135
Corporate debt and preferred stock . . . . . . . . . . .                2,762
Municipals . . . . . . . . . . . . . . . . . . . . . . .                  130
                                                                     --------
Total  . . . . . . . . . . . . . . . . . . . . . . . . .               43,545
                                                                     --------
CUSTOMERS  . . . . . . . . . . . . . . . . . . . . . . .               11,758
INSURANCE  . . . . . . . . . . . . . . . . . . . . . . .                5,010
BROKERS AND DEALERS  . . . . . . . . . . . . . . . . . .                3,407
OTHER LIABILITIES AND ACCRUED INTEREST . . . . . . . . .               13,973
LONG-TERM BORROWINGS . . . . . . . . . . . . . . . . . .               26,102
                                                                     --------
TOTAL LIABILITIES  . . . . . . . . . . . . . . . . . . .              205,797
                                                                     --------

PREFERRED SECURITIES ISSUED BY SUBSIDIARIES  . . . . . .                  327
                                                                     --------
STOCKHOLDERS' EQUITY

PREFERRED STOCKHOLDERS' EQUITY . . . . . . . . . . . . .                  619
                                                                     --------
COMMON STOCKHOLDERS' EQUITY
Common stock, par value $1.33 1/3 per share;
   authorized: 500,000,000 shares;
   issued: 236,330,162 shares  . . . . . . . . . . . . .                  315

Paid-in capital  . . . . . . . . . . . . . . . . . . . .                1,304
Foreign currency translation adjustment  . . . . . . . .                   10
Net unrealized gains on investment securities
   available-for-sale (net of applicable income tax
   expense of $5)  . . . . . . . . . . . . . . . . . . .                    9

Retained earnings  . . . . . . . . . . . . . . . . . . .                7,868
                                                                     --------
     Subtotal  . . . . . . . . . . . . . . . . . . . . .                9,506
Less:
   Treasury stock, at cost: 70,705,598 shares  . . . . .                2,895
    Unallocated ESOP reversion shares, at cost:
       1,538,778 shares  . . . . . . . . . . . . . . . .                   24
   Employee stock transactions . . . . . . . . . . . . .                  314
                                                                     --------

TOTAL COMMON STOCKHOLDERS' EQUITY  . . . . . . . . . . .                6,273
                                                                     --------

TOTAL STOCKHOLDERS' EQUITY . . . . . . . . . . . . . . .                6,892
                                                                     --------
TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
  SUBSIDIARIES, AND STOCKHOLDERS' EQUITY . . . . . . . .             $213,016
                                                                     --------
                                                                     --------

                                       7